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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 20, 1997

                                RMS TITANIC, INC.
               (Exact name of Registrant as specified in charter)



Florida                            000-24452                 59-2753162

(State of other juris-             (Commission               (IRS Employer
diction of incorporation)          File No.)                 Identification No.)


17 Battery Place, Suite 203
New York, New York                                           10004

(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (212) 558-6300
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Items 5 and 7

         As a result of Nicholas Vitti, the Principal Accounting Officer of the registrant declining to execute the registrant's Form 10-Q for its quarter ended August 31, 1997 (the "Form 10-Q"), the registrant is filing, as an exhibit hereto, the form of Form 10-Q that was approved for filing by the Principal Executive Officer of the registrant. As reflected by Form 8-K dated July 3, 1997, as amended September 2, 1997, Mr. Vitti and certain other directors had been removed as directors of the registrant, with such removal to become effective twenty (20) days after distribution of an Information Statement in accordance with the provisions of the Securities Act of 1934, as amended. To the best of Mr. Tulloch's knowledge, Mr. Vitti declined to sign the Form 10-Q, as he had declined to sign the registrant's Form 10-K for its fiscal year ended February 28, 1997, because he is not sure such filings reflect all necessary disclosures.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RMS TITANIC, INC.





Dated:  October 20, 1997               /s/ George Tulloch
                                       -----------------------------------------
                                       George Tulloch
                                       President and Principal Executive Officer




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